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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY
                               -----------------


              KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned, an officer or a director, or both, of Danielson Holding Corporation (the "Company"), does hereby constitute and appoint James P. Heffernan, Lisa D. Levey, C. Kirk Rhein, Jr., and Martin J. Whitman, or any of them, his or her true and lawful attorneys or attorney and agents or agent with full power and authority on his or her behalf to sign his or her name in such capacity to the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 1995, substantially in the form distributed to him or her at the meeting of the Board of Directors of the Company held on March 19, 1996, with all appropriate exhibits thereto, and any and all amendments thereto, and other necessary or appropriate Forms or statements, to be filed with the Securities and Exchange Commission, under the Securities Exchange Act of 1934.

              IN WITNESS WHEREOF, the undersigned has subscribed these presents this 19th day of March 1996.


                                 /S/  MARTIN J. WHITMAN
                                 ------------------------------------
                                      Martin J. Whitman


                                 /S/  C. KIRK RHEIN, JR.
                                 ------------------------------------
                                      C. Kirk Rhein, Jr.


                                 /S/  JAMES P. HEFFERNAN
                                 ------------------------------------
                                      James P. Heffernan


                                 /S/  WILLIAM R. STORY
                                 ------------------------------------
                                      William R. Story


                                 /S/  JOSEPH F. PORRINO
                                 ------------------------------------
                                      Joseph F. Porrino


                                 /S/  FRANK B. RYAN
                                 ------------------------------------
                                      Frank B. Ryan



                                 ------------------------------------
                                      Eugene M. Isenberg


                                 /S/  WALLACE O. SELLERS
                                 ------------------------------------
                                      Wallace O. Sellers

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